Pricing Supplement Dated November 21, 2005                 Rule 424(b)(3)
(To Prospectus Dated November 1, 2004)                     File No. 333-111380

                      GENERAL MOTORS ACCEPTANCE CORPORATION
                          Demand Notes - Floating Rate
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Annual Yield:                5.15%

Effective Dates:             11/21/05 thru 11/27/05

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